                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                         of the Securities Exchange Act
                                     of 1934


Date of Report (Date of earliest event reported)  March 18, 1999
                                                  --------------
                                  UNIVEC, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


          Delaware                      0-22413                   11-3163455
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


22 Dubon Court, Farmingdale, New York                             11735
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code  (516) 777-2000
                                                    --------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 5.  Other Events.

         On March 18, 1999, UNIVEC, Inc. (the "Registrant") issued a press release, a copy of which is annexed to this report as Exhibit 99.

Item 7.  Financial Statements and Exhibits.

         (c)     Exhibit

         99.     Press Release dated March 18, 1999.


                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            UNIVEC, INC.


Dated:   March 26, 1999                     By:     /s/ Joel Schoenfeld
         Farmingdale, New York                     ----------------------------
                                                   Joel Schoenfeld
                                                   Chief Executive Officer





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